                                                                    Exhibit 10.3


                                      LEASE

              LEASE, dated as of September 24, 1997, between DURAMED PHARMACEUTICALS, INC., an Ohio corporation ("Landlord"), and WARNER-LAMBERT COMPANY, a Delaware corporation ("Tenant").


                              W I T N E S S E T H :


                                    ARTICLE 1
                                    ---------

                              PREMISES, TERM, RENT

              Section 1.1 PREMISES. (a) Landlord is the owner of the real property described in EXHIBIT A attached hereto and incorporated herein (the "LANDLORD'S LAND") and the buildings and ancillary improvements and personal property located thereon (the Landlord's Land and such buildings, improvements and personal property are collectively known as the "LANDLORD'S FACILITIES"). Subject to the other terms and conditions contained in this Lease, Landlord hereby demises and leases to Tenant:

                  (i) the premises (the "PREMISES") which shall be comprised of
         (w) the space marked in blue in EXHIBIT B-1 (the "WARNER SPACE") and
         (x) the space marked in green in EXHIBIT B-2 (the "MAIN BUILDING PREMISES") which space includes the space labeled "Solvent Storage" (the "SHED PREMISES") and the space labeled "2nd Floor Plan Utility Support" (the "SECOND FLOOR HIGH CONTAINMENT MANUFACTURING PREMISES") of the building (the "HIGH CONTAINMENT MANUFACTURING BUILDING") in which the Warner Space is located (the Main Building Premises, the Second Floor High Containment Manufacturing Premises and the Shed Premises are sometimes collectively herein referred to as the "SHARED SPACE");

                  (ii) the right to use, in common with Landlord and its successors and assigns, for vehicular and pedestrian traffic and parking, the driveways, access roads, rights of way and parking areas (as the same exist from time to time) now or hereafter serving the Landlord's Facilities (the "ACCESS AND PARKING FACILITIES");

                  (iii) the right to use, in common with Landlord and its successors and assigns, (x) steam produced at Landlord's Facilities,
         (y) water and sewer services now or hereafter provided to or servicing the Landlord's Facilities by public utilities and (z) all transmission facilities with respect to the services described in clauses (x) and
         (y) (the shared utility services are hereinafter referred to as the "COMMON UTILITIES");

                  (iv) the right to use, in common with Landlord and its successor and assigns, the common areas, including, without limitation, corridors, hallways, elevators, lavatories, stairwells, and loading docks located in each of the High Containment Manufacturing Building and the Main Building Premises (collectively, the "Buildings");

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                  (v) the right to use, in common with Landlord and its
         successors and assigns, the cafeteria facility located in Main Building in accordance with Landlord's reasonable rules and regulations, provided that the same are similar in nature (including pricing) as those that apply to Landlord's employees; and

                  (vi) the right to locate a construction office type trailer on Landlord's Land in the area on the eastern side of the High Containment Manufacturing Building and to connect to the utility lines servicing Landlord's Facilities.

and Tenant hereby hires, takes and leases all of the foregoing (collectively, the "LEASED PROPERTY") from the Landlord, for the term, at the rental and on the terms and conditions set forth in this Lease, subject only to the exceptions to title described in EXHIBIT C attached hereto and incorporated herein (the "PERMITTED ENCUMBRANCES").

              (b) In addition, Landlord covenants and agrees that it will cooperate with Tenant and the applicable utility company with respect to granting, and hereby does grant to Tenant, a nonexclusive easement, over the Landlord's Land and for the benefit of Tenant, the Leased Property and such utility company, for the purpose of providing electrical power and other required utilities to the Leased Property.

              (c) (i) Landlord reserves a nonexclusive easement for the use of the Shared Space for the purpose of manufacturing pharmaceuticals. In using such easement, Landlord shall not interfere with Tenant's use of the Shared Space for the purpose of manufacturing that certain product (the "PRODUCT") identified in a certain new drug application to be submitted by Tenant to the U.S. Food and Drug Administration. Landlord and Tenant shall communicate and cooperate from time to time to facilitate the use by Landlord of the Shared Space for pharmaceutical manufacturing purposes in a manner that does not interfere with Tenant's use of the Shared Space for the manufacture of the Product.

                  (ii) Landlord may only use the Second Floor High Containment Manufacturing Premises for such uses as are in compliance with all applicable laws and do not interfere with Tenant's use thereof.

                  (iii) Landlord reserves the right, exercising its reasonable discretion, to promulgate, modify and enforce from time to time regulations for the use of the Shared Space and the portion of the Landlord's Facilities that Tenant is granted the right under Section 1.1 hereof to use for the purpose of facilitating the use of Landlord's Facilities for manufacture of pharmaceutical and other products for itself and third parties. Landlord may not, however, interfere with the manufacturing of the Product in the Shared Space.

                  (iv) In exercising its rights to use parts of the Shared Space and Landlord's Facilities under Section 1.1, Tenant shall not interfere with Landlord's use of the Shared Space or such Landlord's Facilities for manufacturing purposes, and in exercising its rights to use parts of the Shared Space as permitted in Section 1.1, Landlord shall not interfere with Tenant's use of the Shared Space for the purposes permitted under this Lease.

                  (v) Neither party shall be deemed to have defaulted in the performance of its obligations under this Lease to the extent that the act or neglect of the other party has prevented such performance.

              Section 1.2 TERM. (a) The term of this Lease, for which the Leased Property is leased, shall be deemed, for the purposes of this Lease, to commence on September 24, 1997 (the "COMMENCEMENT DATE"), and shall end at midnight on September 23, 2007, which ending is hereinafter called the "EXPIRATION DATE", or shall end on such earlier date upon which the term of this Lease shall expire or be cancelled or terminated, pursuant to any of the provisions of this Lease or pursuant to law.

              (b) Tenant may extend the term of this Lease for all or any portion of the Premises on the same terms and conditions of this Lease for two successive renewal terms of two years each, provided only that (i) notice is given not less than 30 days prior to the Expiration Date (as the same may have been extended by any prior renewals) by Tenant to Landlord of its desire to so renew and (ii) no default on the part of Tenant (after receipt of any required notice and the passage of any grace period) shall have occurred or be continuing either at the time of exercise or such extension option or at the time when the term would have expired but for such exercise.

              Section 1.3 RENT. (a) The rents reserved under this Lease for the term hereof (the "RENTS"), except as hereinafter otherwise provided, shall be and consist of "FIXED RENT" in an amount equal to $1,200,000 per annum which shall be payable in equal monthly installments of $100,000 in advance on the first day of each calendar month during the term of this Lease from and after the Commencement Date, subject to adjustment as provided in Section 1.3(c) hereof which shall be paid to Landlord at Landlord's office, or such other place, or to such agent and at such place as Landlord may designate by notice to Tenant, in lawful money of the United States of America.

              (b) If the Commencement Date occurs on a day other than the first day of a calendar month, the fixed rent for such calendar month shall be prorated according to the number of days in such month.

              (c) The fixed rent for the first full calendar year during the term of this Lease and thereafter shall be adjusted at the end of each such calendar year by an amount equal to the average percentage increase in the Producer Price Index as published by the United States Department of Labor, Bureau of Labor Statistics but not greater than two percent (2%) per annum (the "PPI ADJUSTMENT"). The PPI Adjustment will be an amount equal to the average increase in the PPI over the immediately preceding calendar year. If the PPI is not available for any period, the most similar available index shall be used.

              (d) The fixed rent has been based on the fair rental value of the Premises, which includes all operating costs with respect to Landlord's Facilities, costs of electricity, real estate taxes, all utilities and all other related costs and expenses to operate the Landlord's Facilities not specifically enumerated herein as additional rent, as the same may increase over the term of this Lease. Thus, this Lease does not provide for separate payment of these costs and expenses or any increase with respect thereto, except as specified herein.


                                    ARTICLE 2
                                    ---------

                      CERTAIN DEFINITIONS AND CONSTRUCTIONS

              Section 2.1 DEFINITIONS. For the purpose of this Lease and all agreements supplemental to this Lease, and all communications between the parties with respect to the Lease, unless the context otherwise requires:

              "BUILDINGS" shall mean the two buildings comprising a part of Landlord's Facilities in which the Warner Space and the Main Building Premises, respectively, are located and the Shed Premises.

              "DEFAULT RATE" shall mean a per annum rate equal to 3% over the prime rate of The Chase Manhattan Bank, as announced from time to time.

              "LANDLORD" shall mean the landlord herein named or mortgagee or successor landlord in possession of the Landlord's Facilities, or so much thereof as shall include the Leased Property, at any given time.

              "PERMITTED MORTGAGES" shall mean the mortgage and other security documents described on EXHIBIT D attached hereto which create a lien on all or part of Landlord's Facilities and any subsequent refinancing of such mortgage.

              "PERMITTED MORTGAGEE" shall mean the holder of the indebtedness secured by, and the beneficiary of, the Permitted Mortgage.

              "PERSON" shall include an individual, corporation, partnership, association, trust or other business entity.

              "TENANT" shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, when Tenant herein named or such assignee or other successor in interest, as the case may be, is in possession of the Leased Property, as owner of the estate and interest granted by this Lease.

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                                    ARTICLE 3
                                    ---------

                                       USE

              Section 3.1 USE. (a) Tenant may only use the Leased Property for the manufacturing of the Product.

              (b) Tenant shall not suffer or permit the Premises or any part thereof to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept therein, which would in any way (i) subject to the provisions of Section 6.2 hereof, violate any laws or requirements of public authorities, with respect to the use of the Buildings,
(ii) make void or voidable any standard form of fire or liability insurance policy then in force with respect to the Buildings, (iii) cause structural injury to the Buildings or any part thereof or (iv) violate any of Tenant's other obligations under this Lease.


                                    ARTICLE 4
                                    ---------

                               PERMITTED MORTGAGES

              Section 4.1 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT. Tenant and The Provident Bank, as a condition to Tenant entering into this Lease, have entered into a Subordination, Non-Disturbance and Attornment Agreement, the form of which is attached hereto as Exhibit E.

              Section 4.2 PERMITTED MORTGAGES. This Lease shall be superior to any Permitted Mortgages entered into after the date hereof, unless Tenant and any future Permitted Mortgagees enter into a Subordination, Non-Disturbance and Attornment Agreement substantially similar to that attached as EXHIBIT E.

              Section 4.3 LANDLORD'S COVENANT TO COMPLY. Landlord covenants to comply with all of the terms and provisions of, and make all payments due under, any Permitted Mortgage and the indebtedness secured thereby so as to not permit a default to occur thereunder.


                                    ARTICLE 5
                                    ---------

                            ASSIGNMENT AND SUBLETTING

              Section 5.1 PROHIBITION. Except as provided in Section 5.3, this Lease shall not be assigned, mortgaged, pledged, encumbered or transferred, and the Leased Property shall not be sublet, without the prior written consent of Landlord.

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              Section 5.2 NO RELEASE. If this Lease be assigned, whether or not in violation of the provisions of this Lease, Landlord may collect rent from the assignee and Tenant shall not be released from its obligations hereunder.

              Section 5.3 RELATED TRANSACTIONS. Tenant may, upon prior notice to Landlord, but without Landlord's consent:

              (a) assign this Lease to a corporation or other business entity (herein sometimes called a "SUCCESSOR CORPORATION") into or with which Tenant shall be merged, or consolidated, or to which substantially all of the assets of Tenant may be transferred, provided that the successor corporation shall have effectively assumed substantially all of the obligations and liabilities of Tenant under this Lease, by operation of law or appropriate instruments of merger, consolidation or transfer;

              (b) assign this Lease or sublet any part or parts of the Leased Property to a corporation or other business entity (herein called a "RELATED CORPORATION") which shall control, be controlled by or be under common control with Tenant, to use the Leased Property for any of the purposes permitted to Tenant as used herein in defining a related corporation, control shall be deemed established by effective control, direct or indirect, of the controlled corporation or other business entity); and

              (c) permit any related corporation of tenant or any joint venture or other business entity of which Tenant is a joint venturer or participant with at least a 10% interest, to use the Leased Property, or any part thereof, for any of the purposes permitted to Tenant.

With respect to any assignment made pursuant to this Section 5.3, Tenant shall remain primarily liable under this Lease.


                                    ARTICLE 6
                                    ---------

           COMPLIANCE WITH LAW AND REQUIREMENTS OF PUBLIC AUTHORITIES

              Section 6.1 COMPLIANCE. Tenant at its expense shall comply with all laws and requirements of public authorities which shall be applicable to the alterations of the Premises resulting from Tenant's Changes, or Tenant's use or occupancy thereof. However, Tenant shall not be so required to comply with such laws and requirements which shall require an alteration or other change to the Premises, unless such change is required by reason of Tenant's use or occupancy of the Premises for other than the manufacturing of products relating to hormone replacement and other uses associates with such manufacturing. Tenant need not comply with any such law or requirement of public authority so long as Tenant shall be contesting the validity or the applicability thereof to the Premises in accordance with Section 6.2. In no event shall Tenant be required to comply with any such law or requirement of public authority if the violation of same is the result of the Buildings not being in compliance with such law or requirement as of the date hereof, nor shall Tenant be

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required to make any structural or other change in the Premises because of a requirement of law or public authority becoming effective after the Commencement Date which shall be applicable to the uses of the Buildings generally. Landlord shall comply with all laws and public authority relating to the Landlord's Facilities which are not the specific requirements of Tenant.

              Section 6.2 CONTEST. Either party may, at its expense (and, if necessary, in the name of the other but without expense to the other) contest by appropriate proceedings prosecuted diligently and in good faith, the validity or applicability to the Premises, the Landlord's Land or the Leased Property, of any such law or requirement, and the parties shall cooperate with each other in such proceedings (except that the non-contesting party shall not be obliged to incur any liability or expense in connection with such contest), provided that:
(a) the non-contesting party shall not be subject to criminal penalty or to prosecution nor shall the Landlord's Land or Landlord's Facilities, the Premises or any part thereof be subject to being condemned or vacated by reason of non-compliance or otherwise by reason of such contest; (b) the contesting party shall defend, indemnify and hold harmless the non-contesting party against all liability, losses, costs or damage that the non-contesting party may suffer or incur by reason or such noncompliance or contest, including reasonable attorney's fees and other reasonable expenses incurred by the non-contesting party; and (c) the contesting party shall keep the non-contesting party advised as to the status of such proceedings.


                                    ARTICLE 7
                                    ---------

                                    INSURANCE

              Section 7.1 COMPLIANCE WITH LANDLORD'S POLICIES. Tenant shall not commit or permit any violation of the policies of insurance carried by Landlord, and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises which would result in the termination of such policies.

              Section 7.2 RELEASES. Each party hereby releases the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property or bodily injury (including rental value or business interest) occurring during the term of this Lease and with respect and to the extent to which it is insured, or if and to the extent that it is a self-insurer as to all or any portion, including any deductible amount, with respect and to the extent to which it could have obtained insurance for the casualty involved from responsible insurers at normal rates.

              Section 7.3 TENANT'S INSURANCE. (a) Tenant shall obtain and maintain at all times during the term of this Lease, insurance (subject to reasonable deductibles) against loss or damage by fire and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies covering Tenant's Property.

              (b) Tenant shall obtain and maintain at all times during the term of this Lease a commercial general liability insurance policy protecting Landlord and Tenant against liability, occasioned by any occurrence on or about the Premises, which shall be in an amount not less than $1,000,000 for bodily and personal injury and in respect of property damage together with excess liability insurance of at least $3,000,000, or in such greater amounts as Landlord reasonably determines from time to time are generally required by landlords of commercial buildings in the Cincinnati metropolitan area.

              (c) The insurance required to be maintained by Tenant pursuant to this Section 7.4 may be carried under a blanket policy covering the Premises and other locations.

              Section 7.4 LANDLORD'S INSURANCE. Landlord shall obtain and maintain at all times during the term of this Lease the insurance of the type and amount as required to be carried pursuant to the Permitted Mortgage, subject to the requirements of this Article 7 which shall include, in addition to the fire and casualty insurance with respect to the Landlord's Facilities, a commercial general liability insurance policy protecting Landlord and Tenant against liability, occasioned by any occurrence on or about the Landlord's Facilities, which shall be in an amount not less than $1,000,000 for bodily and personal injury and in respect of property damage, together with excess liability insurance of at least $5,000,000.


                                    ARTICLE 8
                                    ---------

                                TENANT'S CHANGES

              Section 8.1 (a) CHANGES. Subject to Landlord's reasonable approval, Tenant may, at any time and from time to time during the term of this Lease, at its expense, make such alterations, additions, installations, substitutions, improvements and decorations (hereinafter collectively called "CHANGES" and, as applied to changes provided for in this Article, "TENANT'S CHANGES") in and to the Premises, as Tenant may reasonably consider necessary for the conduct of its business in the Premises, on the following conditions:

              (i) the outside appearance of the Buildings shall not be affected and the strength of the Buildings or of any of its structural parts shall not be adversely affected;

              (ii) no part of the Buildings outside of the Premises shall be adversely affected;

              (iii) the proper functioning of any of the mechanical, electrical, sanitary, water and other service systems of the Buildings shall not be adversely affected;

              (iv) before proceeding with any such Tenant's Change, Tenant shall give Landlord reasonable advance notice thereof; and

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              (v) before proceeding with any structural change, or with any other Tenant's Change which affects the services provided in the Buildings by Landlord or the basic architecture of the Buildings, Tenant shall submit to Landlord plans and specifications for the work to be done, for Landlord's approval, which shall not be unreasonably withheld.

              (b) Any Tenant's Change shall become the property of Landlord when made. Landlord may reasonably withhold or condition its approval of any Tenant's Change on the basis of how the making of such Tenant's Change may affect the ability of Landlord to use the Landlord's Facilities and the Landlord's Land, including the Shared Space, for purpose of manufacturing pharmaceuticals for itself and third parties. Landlord may condition any approval of a Tenant's Change on the Tenant not interfering with such manufacturing activity by Landlord.

              Section 8.2 GOVERNMENT APPROVALS. Tenant, to the extent necessary and at its expense, shall obtain all governmental permits and certificates for the commencement and prosecution of Tenant's Changes and for final approval thereof upon completion, and shall cause Tenant's Changes to be performed in compliance therewith and with all applicable laws and requirements of insurance bodies, and in good and workmanlike manner. Tenant's Changes shall be performed in such manner as not unreasonably to interfere with or to delay, or to impose any additional expense upon Landlord in the construction, maintenance or operation of the Buildings.


                                    ARTICLE 9
                                    ---------

                                TENANT'S PROPERTY

              All of Tenant's personal property, furnishing, furniture, equipment and trade fixtures ("TENANT'S PROPERTY") shall be and shall remain the property of Tenant and may be removed by it at any time during the term of this Lease; provided that, if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Buildings resulting from such removal.


                                   ARTICLE 10
                                   ----------

                             REPAIRS AND MAINTENANCE

                  Section 10.1 TENANT'S OBLIGATIONS. Tenant, at its expense, shall promptly make all repairs, in and about the Premises, as shall be required by reason of (i) the performance or existence of Tenant's Changes, (ii) the installation, use or operation of Tenant's Property in the Premises, (iii) the moving of Tenant's Property in or out of the Buildings, or (iv) the misuse or neglect of Tenant or any of its employees, agents, or contractors.

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              Section 10.2 LANDLORD'S OBLIGATIONS. Landlord, at its sole cost and expense, shall cause the Buildings to be operated and maintained in a first-class manner. Landlord, at its expense, shall keep and maintain the Buildings (including, without limitation, their roofs) and its fixtures, appurtenances, systems and facilities serving the Premises, in good working order, condition and repair, structural or otherwise, and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Premises, except for those repairs for which Tenant is responsible pursuant to any other provisions of this Lease and except to the extent such obligations may be limited in Article 14 and 15 hereof.


                                   ARTICLE 11
                                   ----------

                                    UTILITIES

              Section 11.1 ELECTRICITY. (a) Landlord shall furnish the electric energy that Tenant shall require in the Premises (including with respect to the Steam Facility), at Landlord's cost, on a rent inclusion basis, that is, the cost of electricity is included in the fixed rent.

              (b) Tenant, at its election, may engage to receive electricity with respect to the Warner Space directly from the utility providing electricity to the Buildings and Landlord shall cooperate with Tenant and make available to Tenant the necessary power lines within Landlord's Facilities to make the electricity available to the Premises in such capacity as Tenant shall reasonably require. If Tenant exercises such option, Tenant shall pay for the cost of doing so and for the cost of all utilities and services so furnished to it, but the fixed rent shall be reduced by an amount equal to Landlord's cost in providing such utilities and services to the Premises.

              Section 11.2 PUBLIC UTILITIES. Tenant may contract directly for all utilities and services, including, without limitation, steam, gas and telephone service, and Landlord shall cooperate with Tenant and make the Common Utilities available with respect thereto. If Tenant exercises such option, Tenant shall pay for the cost of doing so and for the cost of all utilities and services so furnished to it, but the fixed rent shall be reduced by an amount equal to Landlord's cost in providing such utilities and services to the Premises.


                                   ARTICLE 12
                                   ----------

                     HEAT, VENTILATION AND AIR-CONDITIONING

              Landlord, at its expense, shall cause the heating, ventilating and air-conditioning systems (HVAC Systems) serving the Premises to be operated so as to furnish heat, ventilation and air-conditioning (hereinafter collectively called "AIR-CONDITIONING SERVICE") in the Premises, in compliance with the performance specifications hereinafter set forth on a twenty-four hour, seven days a week basis. The HVAC System serving the

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Warner Space is designed to maintain average temperatures and relative humidity within the Premises of 70(degree) F. +/- 5% F. and 40% humidity +/- 5%.


                                   ARTICLE 13
                                   ----------

                            LANDLORD'S OTHER SERVICES

              Section 13.1 WATER. Landlord, at its expense, shall furnish adequate U.S.P. hot and cold water to the Premises for drinking, pantry, lavatory, manufacturing and cleaning purposes.

              Section 13.2 COMPRESSED AIR. Landlord, at its expense, shall provide compressed air to the Premises for use therein on a twenty-four hour, seven days a week basis.

              Section 13.3 STEAM FACILITY. Tenant, at its expense, shall have the right to install its own boiler for the generation of steam for utilization in the HRT Premises (together with all transmission pipes and power service, the "STEAM FACILITY") to be installed as part of Tenant's Changes and to be operated and maintained by Tenant. If and to the extent that parts of the Steam Facility are required to be placed outside of the Premises or outside the Buildings, Landlord agrees to cooperate with Tenant in ascertaining appropriate locations therefor and in obtaining any consents or approvals required for such placement. Tenant may, at its expense, connect the Steam Facility to the Buildings' electrical and water distribution system.

              Section 13.4 SECURITY. Landlord shall provide the security with respect to the Premises and those parking areas of the Landlord's Facilities used by Tenant as described in EXHIBIT F attached hereto.


                                   ARTICLE 14
                                   ----------

                              DESTRUCTION OR DAMAGE

              Section 14.1 LANDLORD'S OBLIGATION TO RESTORE. If the Buildings or the Premises shall be partially or totally damaged or destroyed by fire or other casualty, then, whether or not the damage or destruction shall have resulted from the neglect or other fault of Tenant, or its employees, agents or visitors, and if this Lease shall not have been terminated as in this Article hereinafter provided, Landlord shall, at its expense, repair the damage and restore and rebuild the Buildings and the Premises as nearly as may be reasonably practicable to their condition and character immediately prior to such damage or destruction, with reasonable dispatch after notice to it of the damage or destruction; PROVIDED, HOWEVER, that Landlord shall not be required to repair or replace any of Tenant's Property.

              Section 14.2 RENT STATEMENT. If the Buildings or the Premises shall be partially damaged or partially destroyed by fire or other casualty (including water or smoke damage), or in the event of a damage or destruction described in Section 14.1 hereof, the rents payable hereunder shall be abated to the extent that the Premises shall have been rendered untenantable for the period from the date of such damage or destruction to the date the damage shall be repaired or the destruction restored and the Premises are made available to Tenant in tenantable condition.

              Section 14.3 TERMINATION. If either Buildings shall be so damaged or destroyed by fire or other casualty (whether or not the Premises are damaged or destroyed) as to require a reasonably estimated expenditure of more than 50% of the full insurable value of such Buildings, immediately prior to the casualty, to repair or restore the Buildings, Landlord may terminate this Lease by giving Tenant notice to such effect within 60 days after the date of the casualty.


                                   ARTICLE 15
                                   ----------

                                 EMINENT DOMAIN

              Section 15.1 SUBSTANTIAL CONDEMNATION. If the whole of either of the Buildings or a part thereof which includes substantially the entire Premises located in such Building shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease with respect to that portion of the Premises located in such Building shall terminate as of the date of vesting of title on such taking or the date of taking of possession, whichever is earlier (such earlier date being hereinafter referred to as the date of the taking), and the rents hereunder shall be prorated and adjusted as of the date of taking.

              Section 15.2 PARTIAL CONDEMNATION. If any part of either of the Buildings which does not include substantially the entire Premises, shall be so taken, this Lease shall be unaffected by such taking, except that the rents apportioned to the part taken shall be prorated and adjusted as of the date of taking and from such date the fixed rent shall be reduced according to the reduction in rentable area of the Premises resulting from such taking.

              Section 15.3 AWARD. Except as expressly otherwise provided, Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Article, without deduction therefrom for any estate vested in Tenant by this Lease and Tenant shall receive no part of such award and Tenant hereby expressly assigns to Landlord all of its right, title and interest in or to every such award. However, to the extent permitted by applicable law, Tenant shall be entitled to appear, claim, prove and receive in the proceedings relating to any taking mentioned in the preceding Sections of this Article, compensation for the value of Tenant's Property and for its moving expenses, and for business interruption.

                                   ARTICLE 16
                                   ----------

                                    SURRENDER

              Section 16.1 On the date of termination of this Lease, or upon any re-entry by Landlord upon the Premises, Tenant, at its expense, shall quit and surrender the Premises to Landlord in good order, condition and repair, except for ordinary wear and tear and any damage or destruction by fire or other casualty or the elements or any other cause beyond Tenant's reasonable control. Tenant shall not be obligated, at or before quitting and surrendering the Premises, to restore the Premises or any part thereof to the state or condition of the Premises, or of such part, existing at any time prior to the completion of the initial preparation of the Premises for tenant occupancy, except that at the request of Landlord, Tenant at Tenant's expense shall remove any of Tenant's Changes specified by Landlord and repair any damage caused by such removal.


                                   ARTICLE 17
                                   ----------

                            CONDITIONS OF LIMITATION

              Section 17.1 BANKRUPTCY. This Lease and the term and estate hereby granted are subject to the limitation that whenever Tenant shall make an assignment of the property of Tenant for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any bankruptcy or insolvency law, or whenever a petition shall be filed by or against Tenant under the reorganization provisions of any law of like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a permanent receiver of Tenant or of or for the property of Tenant shall be appointed, or, if Tenant shall then be a banking organization, whenever Tenant shall file an application for voluntary liquidation and/or dissolution under any law applicable to banking organizations, then, if and to the extent they are permitted by law, Landlord
(a) at any time after receipt of notice of the occurrence of any such event or
(b) if such event occurs without the acquiescence of Tenant, at any time after the event continues unstayed for 180 days, may give Tenant a notice of intention to end the term of this Lease at the expiration of ten (10) days from the date of service of such notice of intention to end the term of this Lease and, upon the expiration of said ten (10) day period this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for rents to the date of termination and for damages as provided in Articles 18 and 19.

              Section 17.2 FURTHER LIMITATIONS. This Lease and the term and estate hereby granted are subject to the further limitation that:

              (a) whenever Tenant shall default in the payment of an installment of fixed rent or additional rent on any date upon which the same ought to be paid, and such default shall continue for ten (10) business days after Landlord, shall have given Tenant a notice specifying such default in respect of fixed rent or shall continue for thirty (30) days after Landlord, shall have given Tenant a notice specifying such default in respect of additional rent, or

              (b) whenever Tenant shall do or permit anything to be done, whether by action or inaction, contrary to any of Tenant's obligations hereunder, and if such situation shall continue and shall not be remedied by Tenant within 60 days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of 60 days if Tenant shall not duly institute as promptly as may be practicable after receipt of such notice and thereafter diligently prosecute to completion all steps necessary to remedy the same, then in any of such cases set forth in the foregoing Subsections (a) and (b) Landlord may give Tenant a notice of intention to end the term of this Lease at the expiration of ten (10) days from the date of such notice of intention, and upon the expiration of said ten (10) days this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for rent to the date of such termination and for damages as provided in Article 19.


                                   ARTICLE 18
                                   ----------

                              RE-ENTRY BY LANDLORD

              Section 18.1 If Tenant shall default in the payment of any installment of fixed rent or additional rent, on any date upon which the same ought to be paid, and if such default shall continue for ten (10) business days after Landlord shall have given Tenant a notice specifying such default in respect of base rent, or shall continue for thirty (30) days after Landlord shall have given Tenant a notice specifying such default in respect of additional rent, or if this Lease shall terminate as in Article 17 provided, Landlord or Landlord's agents may immediately or at any time thereafter re-enter the Premises or any part thereof, by summary dispossess proceedings or any other action or proceeding, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Premises again as and of its first estate and interest therein. The word re-enter, as herein used, is not restricted to its technical legal meaning. In the event of any termination of this Lease under the provisions of Article 17, or if Landlord or its agent shall re-enter the Premises under the provisions of this Article, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord or its agent the fixed rent and additional rent due up to the time of such termination of this Lease, or of such recovery of possession of the Premises by Landlord or its agents and shall also pay to Landlord damages as provided in
Article 19.

                                   ARTICLE 19
                                   ----------

                                     DAMAGES

              Section 19.1 DAMAGES. If this Lease is terminated under the provisions of Article 17, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

              (a) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of

                     (1) the aggregate of the fixed rent and the additional rent payable hereunder which would have been payable by Tenant (conclusively presuming the additional rent to be the same as was payable for the year immediately preceding such termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date) had this Lease not so terminated or had Landlord not so re-entered the Premises, over

                     (2) the aggregate rental value of the Premises for the same period, both discounted to present worth at 7% per annum, or

              (b) sums equal to the fixed rent and the additional rent payable hereunder which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Premises, payable upon the due dates therefor specified herein following such termination or such entry and until the Expiration Date less such sums, if any, as shall have been received by Landlord for use and occupation; PROVIDED, HOWEVER, that if Landlord shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, as and when received by Landlord, after deducting therefrom the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Premises and in securing possession thereof, as well as the expenses of reletting, including altering and preparing the Premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the Premises and the rental therefrom; it being understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this Subsection to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord.

              Section 19.2 CUMULATIVE REMEDIES. All remedies of Landlord herein created and any other remedies otherwise existing at law or equity are available to Landlord and are cumulative, and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other. All such rights and remedies may be exercised and enforced concurrently and whenever and as often as Landlord shall deem necessary.

              Section 19.3 LANDLORD'S RIGHTS. Actions for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone action until the date when the term of this Lease would have expired if it had not been so terminated under the provisions of Article 17, or under any provision of law, or had Landlord not re-entered the Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this Lease or re-entry on the Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the bankruptcy, reorganization, insolvency or other like proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 19.1.


                                   ARTICLE 20
                                   ----------

                        NO OTHER WAIVERS OR MODIFICATIONS

              Section 20.1 The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.


                                   ARTICLE 21
                                   ----------

                       CURING LANDLORD'S DEFAULTS, OFF-SET

              Section 21.1 PERFORMANCE AND SELF-HELP. If Landlord shall default in the performance or payment of any of Landlord's obligations under this Lease, Tenant, without thereby waiving such default, may (but shall not be obligated to) perform or pay the same for the account and at the expense of Landlord, without notice, in a case of emergency, and in any other case, only if such default continues after the expiration of 15 days from the date Tenant gives Landlord notice of intention so to do. Tenant or a designee may enter the other parts of the Buildings as and when reasonably required to cure such defaults. Bills for any reasonable expenses actually incurred by Tenant in connection with any such performance or payment by it for the account of Landlord, as well as bills for any property, material, labor or services provided, furnished, or rendered, by Tenant, may be sent by Tenant to Landlord monthly, or immediately, at Tenant's option, and, shall be due and payable within 10 days after rendition. If not paid in this such 10 day period, Tenant may offset such amounts, with interest thereon at the default rate, against payment of rent.

              Section 21.2 RENT STATEMENT. If Landlord shall default in the performance of any of Landlord's obligations under this Lease such that the Premises shall be untenantable, in addition to its rights under Section 21.1, Tenant shall have the right to abate the rent until such defaults have been cured.


                                   ARTICLE 22
                                   ----------

                                     NOTICES

              Section 22.1 Any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made, if delivered in person, if sent by recognized overnight delivery service that in the ordinary course of its business requires a signature from the addressee at the time of delivery, or if sent by registered or certified mail, return receipt requested, addressed, if to Tenant at 201 Tabor Road, Morris Plains, New Jersey 07950, Attention: ZP Pharmaceutical Manufacturing, with a copy, Attention: Vice President and General Counsel; if to Landlord, at Duramed Pharmaceuticals, Inc., 5040 Duramed Drive, Cincinatti, Ohio 45213, Attention: President and CEO, and shall be deemed to have been given, rendered or made by the sender on the day so mailed or delivered to a recognized overnight delivery service, and shall be deemed to have been received by the addressee upon the date of its signature of, or its refusal to sign, the requested receipt. Either party may, by notice as aforesaid, designate a different address or attention designation for notices, statements, demands or other communications intended for it.


                                   ARTICLE 23
                                   ----------

                        ESTOPPEL CERTIFICATE, MEMORANDUM

              Section 23.1 ESTOPPEL CERTIFICATE. Each party agrees, at any time and from time to time, as requested by the other party, upon not less than 10 days notice, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the fixed rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

              Section 23.2 MEMORANDUM OF LEASE. At the request of either party, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease and any supplement thereto and modification thereof sufficient for recording. Such memorandum shall not in any circumstances be deemed to change or otherwise affect any of the obligations or provisions of this Lease as the same may be so supplemented and/or modified. If the term of this Lease terminates for any reason, Tenant shall file for recording in the office of the Recorder of Hamilton County, Ohio a cancellation of the term of this Lease.


                                   ARTICLE 24
                                   ----------

                                 QUIET ENJOYMENT

              Section 24.1 QUIET ENJOYMENT. Landlord covenants that, so long as this Lease is in full force and effect, Tenant shall peaceably and quietly have, hold and enjoy the Premises, in accordance with the terms of this Lease, free and clear of the claims of those claiming by, from or through Landlord or the Permitted Encumbrances. Landlord represents and warrants that it owns the Landlord's Facilities free and clear of all liens and encumbrances other than the Permitted Encumbrances.

              Section 24.2 COVENANT TO PAY TAXES. Landlord covenants to pay when due all real estate taxes and assessments with respect to Landlord's Facilities and, upon the request of Tenant, will submit to Tenant promptly after payment evidence thereof.


                                   ARTICLE 25
                                   ----------

                                  GOVERNING LAW

              This Lease shall be governed in all respects by the laws of the State of Ohio.


                                   ARTICLE 26
                                   ----------

                               TERMINATION RIGHTS

              Landlord and Tenant each have the right to terminate this Lease pursuant to the terms and provisions of Section 19.3 of the Manufacturing Agreement dated as of September 24, 1997 between Landlord and Tenant.

              IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the date above.


Signed and acknowledged
in the presence of:                                  DURAMED PHARMACEUTICALS,
                                                     INC.

/s/ Timothy E. Hoberg                                By: /s/ David J. Furniss
------------------------------                           -----------------------
Printed name: Timothy E. Hoberg                      Name: David J. Furniss
As to Landlord                                       Title: Vice President




                                                     WARNER-LAMBERT COMPANY

/s/ Kathleen Shipman                                 By: /s/ Anthony H. Wild
------------------------------                           -----------------------
Printed name: Kathleen Shipman                       Name: Dr. Anthony H. Wild
As to Tenant                                         Title: Vice President and
                                                      President Pharmaceutical
                                                      Sector
/s/ J. R. Shilakes
------------------------------
Printed name: J. R. Shilakes
As to Tenant: